Exhibit 99.1

For Immediate Release

Endo International plc Announces Conditional Redemption of All $400,000,000 Aggregate Principal

Amount Outstanding of the Two Series of 7.00% Senior Notes due 2020

DUBLIN, November 20, 2015 – Endo International plc (NASDAQ: ENDP) (TSX: ENL) (the “Company” or “Endo”) today announced that its wholly-owned subsidiaries, Endo Finance LLC and Endo Finco Inc., will, subject to the satisfaction of the condition described below, redeem all $392,963,000 aggregate principal amount outstanding of their 7.00% Senior Notes due 2020 (CUSIP Nos. 29271L AC8, U2918V AC9) (the “2020 Endo Finance Notes”) on December 21, 2015. The Company also announced that its wholly-owned subsidiary, Endo Health Solutions Inc. (“EHSI”), will, subject to the satisfaction of the condition described below, redeem all $7,037,000 aggregate principal amount outstanding of its 7.00% Senior Notes due 2020 (CUSIP No. 29264F AE6) (the “2020 EHSI Notes” and, together with the 2020 Endo Finance Notes, the “Notes”) on December 21, 2015. Each of the redemptions is conditional and subject to the delivery of moneys sufficient to pay the applicable redemption price to Wells Fargo Bank, National Association, as trustee under the indentures governing the Notes (the “Trustee”) on the redemption date.

On November 20, 2015, the conditional notices of redemption with respect to the Notes were delivered to record holders of the Notes by the Trustee.

This press release is for informational purposes only and shall not constitute an offer to purchase the Notes or any other securities.

About Endo International plc

Endo International plc (NASDAQ: ENDP) (TSX: ENL) is a global specialty pharmaceutical company focused on improving patients’ lives while creating shareholder value. Endo develops, manufactures, markets and distributes quality branded and generic pharmaceutical products as well as over-the-counter medications through its operating companies. Endo has global headquarters in Dublin, Ireland, and U.S. headquarters in Malvern, PA. Learn more at www.endo.com.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and Canadian securities legislation. These forward-looking statements include Endo’s intention to redeem the Notes. Also, statements including words such as “believes,” “expects,” “anticipates,” “intends,” “estimates,” “plan,” “will,” “may” or similar expressions are forward-looking statements. Endo has based these forward-looking statements on its current expectations and projections about the growth of its business, its financial performance and the development of its industry. Because these statements reflect our current views, expectations and beliefs concerning future events, these forward-looking statements involve risks and uncertainties. There can be no assurance that Endo will be able to complete the proposed offering on the anticipated terms, or at all. Although Endo believes that these forward-looking statements and information are based upon reasonable assumptions and expectations, readers should not place undue reliance on them, or any other forward looking statements or information in this news release. Investors should note that many factors, as more fully described in the documents filed by Endo with securities regulators in the United States and Canada including under the caption “Risk Factors”

in Endo’s Form 10-K, Form 10-Q and Form 8-K filings, as applicable, with the Securities and Exchange Commission and with securities regulators in Canada on the System for Electronic Document Analysis and Retrieval (“SEDAR”) and as otherwise enumerated herein or therein, could affect Endo’s future financial results and could cause Endo’s actual results to differ materially from those expressed in forward-looking statements contained in Endo’s Annual Report on Form 10-K. The forward-looking statements in this press release are qualified by these risk factors. These are factors that, individually or in the aggregate, could cause our actual results to differ materially from expected and historical results. Endo assumes no obligation to publicly update any forward-looking statements, whether as a result of new information, future developments or otherwise, except as may be required under applicable securities law.

Source: Endo International plc

Contacts:

Investors/Media: Keri P. Mattox, (484) 216-7912

Media: Heather Zoumas Lubeski, (484) 216-6829

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